UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 11, 2012

ESP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52506	98-0440762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Lions Club Street, Scott, LA	70583
(Address of principal executive offices)	(Zip Code)

(337) 706-7056
Registrant's telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 11, 2012, ESP Resources, Inc. (the “Registrant”), through its newly-formed, wholly-owned subsidiary, ESP Corporation, S.A., a company incorporated under the laws of Panama and having its registered office at Edificio Balboa Plaza, Oficina 522, Avenida Balboa, Panama, Republic of Panama (“ESP”), entered into a shareholders’ agreement with Komo Umbrella Joint Venture Limited, a company incorporated in Papua New Guinea and having its registered office at P. O. Box 6965 Boroko, NCD, Papua New Guinea (“KUJV”), to form a joint venture called ESP KUJV Limited (the “Agreement”).  The purpose of ESP KUJV Limited is to pursue, undertake and realize business opportunities within the Komo project area. ESP KUJV Limited has the opportunity to be engaged by Exxon Mobil (PNG) Limited, the operator of a liquid natural gas project in Papua New Guinea, to carry out specialized design and construction works with respect to the development of the Komo international airfield (the “EM Projects”).

ESP KUJV Limited will be established under the Companies Act 1997 as promulgated under the laws of Papua New Guinea. The Agreement outlines the terms and conditions upon which ESP KUJV will operate to carryout its specialized design and construction works for the EM Projects.  ESP KUJV Limited will be owned 30% by KUJV and 70% by ESP, respectively.

Upon the formation of ESP KUJV Limited, the key operational commitments of KUJV to ESP KUJV Limited are to be the administrative manager and provide assistance in key operative areas for the EM Projects including, but not limited to: (i) providing the services of administrative manager; (ii) assisting in the key operative areas; (iii) assisting in preparing ground reports and engineering and feasibility reports; (iv) assisting in providing tax and cost effective operational benefits; (v) assisting in provision of general administration services; (vi) utilizing its resources to support in the areas of fire and life safety systems; (vii) providing technical and contractual support for preparation and award of task orders; (viii) preparing independent government estimate and/or cost analysis for each task order; (ix) negotiating the task orders and all required modifications according to the Registrant’s recommendations; (x) awarding the task orders and all required modifications according to the Registrant’s recommendations; (xi) providing engineering and construction services as requested; (xii) providing technical support or assistance for technical submittal reviews; (xiii) providing contract support after task order award; (xiv) providing quality assurance support as and when required or requested by the Registrant; (xv) providing accommodation/catering and camp services, light vehicles and associated services; (xvi) providing security for personnel and property and secure escort and/or transportation services; and (xvii) providing local labor recruitment and management.

Upon the formation of ESP KUJV Limited, the key operational commitments of the Registrant to ESP KUJV Limited are to provide the services of the operating manager for the EM Projects with full responsibility for: (i) preparing and executing services; (ii) the receipt and tender of financing and acquisition; (iii) deployment of assets of ESP KUJV Limited; (iv) providing expert and experienced technical assistance; and (v) overseeing the day-to-day operations and management.

ITEM 8.01.                      OTHER EVENTS.

A copy of the press release related hereto is attached as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits No.	Description of Exhibit

10.1	Komo Umbrella Joint Venture Limited and ESP Corporation, SA Shareholders (of ESP KUJV Limited) Agreement
99.1	Press Release entitled - ESP RESOURCES’ SUBSIDIARY ENTERS INTO SHAREHOLDER AGREEMENT TO FORM JOINT VENTURE WITH PAPUA NEW GUINEAS’ KOMO UMBRELLA JOINT VENTURE LIMITED

SIGNATURES

ESP RESOURCES, INC.

Dated: May 16, 2012	By:	/s/ David Dugas
David Dugas
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Komo Umbrella Joint Venture Limited and ESP Corporation, SA Shareholders (of ESP KUJV Limited) Agreement
99.1	Press Release entitled “ESP RESOURCES' SUBSIDIARY ENTERS INTO SHAREHOLDER AGREEMENT TO FORM JOINT VENTURE WITH PAPUA NEW GUINEAS’ KOMO UMBRELLA JOINT VENTURE LIMITED”